Exhibit 10.26.1

Recording requested by and

when recorded return to:

Christopher M. Kamper

Carver Schwarz McNab & Bailey, LLC

1600 Stout Street, Suite 1700

Denver, Colorado 80202-3164

Amendment to Mortgage, Security Agreement,

Assignment of Leases and Rents, and

Fixture Filing

THIS MORTGAGE AMENDMENT SECURES FUTURE ADVANCES AND CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, AND SHALL SECURE AT ANY ONE TIME A MAXIMUM PRINCIPAL AMOUNT OF TWENTY-SIX MILLION DOLLARS ONLY ($26,000,000.00) FOR PURPOSES OF SECTION 48-7-9 NMSA 1978, AS AMENDED OR REPLACED FROM TIME TO TIME.  THIS MORTGAGE AMENDMENT PERTAINS TO A “LINE OF CREDIT MORTGAGE” AS THAT TERM IS USED IN SECTION 48-7-4(B) NMSA 1978, AS AMENDED OR REPLACED FROM TIME TO TIME.

THIS MORTGAGE AMENDMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL ESTATE DESCRIBED IN THIS MORTGAGE AMENDMENT AND ALSO COVERS MINERALS AND AS-EXTRACTED COLLATERAL LOCATED ON AND UNDER THE REAL ESTATE DESCRIBED IN THIS MORTGAGE AMENDMENT.  THIS MORTGAGE AMENDMENT IS TO BE FILED FOR RECORD IN THE REAL ESTATE RECORDS AS, AMONG OTHER THINGS, A FINANCING STATEMENT AND A FIXTURE FILING.

TO THE ATTENTION OF THE RECORDING OFFICER:

THIS INSTRUMENT AMENDS A MORTGAGE OF BOTH REAL AND PERSONAL PROPERTY AND IS, AMONG OTHER THINGS, A SECURITY AGREEMENT AND FINANCING STATEMENT UNDER THE UNIFORM COMMERCIAL CODE.  THIS INSTRUMENT AMENDS A PRE-EXISTING LIEN ON RIGHTS IN OR RELATING TO LEASEHOLD INTERESTS, LANDS AND WATER RIGHTS OF MORTGAGOR WHICH ARE DESCRIBED IN EXHIBIT A HERETO.

This Amendment to Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing (“Mortgage”) is made effective December 22, 2010 (the “Effective Date”), from NEUTRON ENERGY, INC., a Nevada corporation, and CIBOLA RESOURCES LLC, a Delaware limited liability company, both having a principal place of business at 9000 E. Nichols Avenue Suite 225 Englewood, CO 80112 (“Mortgagor”), to RMB AUSTRALIA

HOLDINGS, LTD. a banking corporation organized under the laws of Australia, and RMB RESOURCES INC., a Delaware corporation (the “Mortgagee”).

Recitals

A.                                   Mortgagor has entered a Guarantee Assumption Agreement pursuant to a Facility Agreement dated April 5, 2010 between Neutron Energy, Inc. (“Borrower”) and Mortgagee (as from time to time amended, supplemented, replaced or restated, the “Facility Agreement”) among Mortgagor and Mortgagee, pursuant to which Mortgagee made a loan facility available to Borrower in the principal amount of up to Sixteen Million United States Dollars (US$16,000,000.00) among both the First Tranche Commitment and the Second Tranche Commitment, in addition to certain fees and closing costs.

B.                                     To secure that loan amount, Mortgagor granted Mortgagee a Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing dated effective April 5, 2010, and recorded in the official records (Mortgage and UCC) of Cibola County, New Mexico on April 15, 2010 as Document Nos. 201000859 and 201000860 (the “Mortgage”).

C.                                     Mortgagor and Mortgagee desire to amend the terms of the Facility Agreement to amend the principal amount by an additional Eight Million United States Dollars (US$8,000,000.00) in addition to certain closing costs and fees, as evidenced by the Amended and Restated Promissory Note given by Mortgagor pursuant to the Facility Agreement, and to amend the Mortgage to be consistent with this new financing term.

D.                              Mortgagor and Mortgagee intend no other changes to the terms of the Mortgage, which secured future advances and was a “line of credit” mortgage within the meaning of Section 48-7-4(B) NMSA 1978, as amended or replaced from time to time.  This mortgage amendment is intended to relate back for priority purposes to the date of the Mortgage.

Therefore, for good and valuable consideration given, the receipt and sufficiency of which is hereby acknowledged, Mortgagor hereby amends the Mortgage over all the Properties identified on Exhibits A though C hereto, including all fixtures, mineral rights and as extracted collateral pertaining thereto, on the terms and conditions stated in the Mortgage, subject only to the following amendment.

1.                                      Amendments

The Parties amend the Mortgage so as to secure repayment of the loans extended pursuant to the Facility Agreement up to a maximum principal amount of Twenty-Six Million United States Dollars (US$26,000,000.00).

2.                                      No Other Amendments

The parties make no other amendments to the Mortgage, and all the articles, terms, and conditions of such Mortgage are hereby incorporated by this reference as though set forth in full in this Mortgage Amendment.  Mortgagor represents and warrants that the representations and warranties stated in the Mortgage are true and accurate as of the date of this Mortgage Amendment, and all covenants stated therein are re-stated herein in full.

3.                                      Properties Encumbered

The Properties encumbered by the Mortgage and this Mortgage Amendment are as stated on Exhibits A through C hereto.

IN WITNESS WHEREOF, Mortgagor has executed this Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing effective as of the day and year first above written.

CIBOLA RESOURCES LLC

By: Neutron Energy, Inc., Manager

/s/ Edward M. Topham
Edward M. Topham, Secretary and Treasurer,
Neutron Energy, Inc.

/s/ Gary C. Huber
Gary C. Huber, President and Chief Executive
Officer, Neutron Energy, Inc.

NEUTRON ENERGY, INC.

/s/ Edward M. Topham
Edward M. Topham, Secretary and Treasurer

STATE OF	)
ss.
COUNTY OF	)

Before me, the undersigned, a Notary Public, on this 22nd day of December 2010, personally appeared Gary C. Huber and Edward M. Topham to me known personally, and who, being by me duly sworn, depose and say that they are the President and Chief Executive Officer and the Chief Financial Officer, Secretary and Treasurer, respectively of Neutron Energy, Inc., which corporation is the Manager of Cibola Resources LLC, and that said instrument was signed and sealed on behalf of said limited liability company by authority of its Members and that said instrument is the free act and deed of said limited liability company.

My commission expires:
\S\ Mary Bayer
Notary Public

STATE OF	)
ss.
COUNTY OF	)

Before me, the undersigned, a Notary Public, on this 22nd day of December 2010, personally appeared Edward M. Topham to me known personally, and who, being by me duly sworn, depose and say that he is the Chief Financial Officer, Secretary and Treasurer, of Neutron Energy, Inc., and that said instrument was signed and sealed on behalf of said and that said instrument is the free act and deed of said corporation.

My commission expires:
\S\ Mary Bayer
Notary Public

Exhibits

Exhibit A	Land, Improvements and Water Rights

Exhibit B	Operating Equipment

Exhibit C	Material Agreements

Exhibit D	List of Title Reports and Opinions

Exhibit A

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Leasehold Interests, Unpatented Mining Claims,

Water Rights, and Improvements

Cibola County, NM

I.                                         Leasehold Interests. (A) List of leases under which Mortgagor is lessor; (B) List of leases where Mortgagor is lessee.

(A)                              None

(B)                                All of Mortgagor’s right, title and interest under that certain Uranium Mining Lease and Agreement effective April 6, 2007 between LA MERCED del PUEBLO DE CEBOLLETA, a political subdivision of the State of New Mexico, and NEUTRON ENERGY, INC., a Nevada corporation, as further evidenced by the Short Form Memorandum of the Material Terms of a Mining Lease and Agreement recorded April 27, 2007 as Document #200701543 in Cibola County, New Mexico.

All of Mortgagor’s right, title and interest in and to the Cebolleta Grant Lands, more particularly described as follows:

“South L Bar Tract”

That certain tract of land known as the “South L Bar Tract”, located in Cibola (formerly Valencia) County, New Mexico, comprising a portion of the lands originally known and referred to as “L Bar Ranch,” lying within the boundaries of the Original Cebolleta Land Grant, the exterior boundaries of said tract being more particularly described as follows, to-wit:

Beginning at a point on the original South boundary of the Cebolleta Land Grant, which point bears North 89°56’ West 4842.42 feet from the 14-mile corner or marker on the original Southern boundary of said Cebolleta Land Grant; thence due North along the Easterly boundary of the lands owned by the Cebolleta people and adjoining the L Bar Ranch lands a distance of 10,411.75 feet to a point; thence South 89°59’20” East 13,751.27 feet to a point; thence South 00°18’21” East 10,443.41 feet to a point on the original Southern boundary of the Cebolleta Land Grant, which is the Southeast corner of this tract; thence along the original Southern boundary of the Cebolleta Land Grant North

89°47’ West a distance of 1,081.2 feet; thence North 89°47’ West a distance of 2,638.35 feet to a point; thence North 89°57’ West a distance of 5,245.68 feet to a point’ thence North 89°56’ West 4,842.42 feet to the place and point of a beginning;

EXCEPTING AND EXCLUDING all portions of said South L Bar Tract lying and being East of the Exxon Mineral Fee West Boundary Line as set forth in that certain Quitclaim deed from Sohio Petroleum Company and Reserve Oil and Minerals Corporation as Grantors to Exxon Company, U.S.A. as Grantee dated February 11, 1974 and recorded in Volume 248, pages 5135-5137 of the official records of Valencia County, New Mexico;

ALSO EXCEPTING AND EXCLUDING all portions of said South L Bar Tract lying and being within the boundaries of “Tract I” as described in that certain Special Warranty Deed dated December 31, 1963 from Jno. Hampton and Hazel E. Hampton, husband and wife, et al as Grantors to Cebolleta Land Grant as Grantee, recorded in Volume 151 at page 196, official records of Valencia County, New Mexico;

ALSO EXCEPTING AND EXCLUDING all portions of said South L Bar Tract lying and being within the boundaries of the “DOE Tract” as described in Exhibit “A” to Warranty and Quitclaim Deed dated September 22, 2004 from Sohio Western Mining Company as Grantor to United States of America as Grantee, recorded in volume 13 at page 9438, official records of Cibola County, New Mexico;

ALSO EXCEPTING AND EXCLUDING a tract bound on the North by the North line of the South L Bar Tract; bound on the West by the East line of “Tract I” as described in that certain Special Warranty Deed dated December 31, 1963 from Jno. Hampton and Hazel E. Hampton, husband and wife, et al as Grantors to Cebolleta Land Grant as Grantee, recorded in volume 151 at page 196, official records of Valencia County, New Mexico; bound on the South by the North line of the “DOE Tract” as described in Exhibit “A” to Warranty and Quitclaim Deed dated September 22, 2004 from Sohio Western Mining Company as Grantor to United States of America as Grantee, recorded in volume 13 at page 9438, official records of Cibola County, New Mexico; and bound on the East by the following described line: beginning at the Northeast corner of the “DOE Tract” as described in Exhibit “A” to Warranty and Quitclaim Deed dated September 22, 2004 from Sohio Western Mining Company as Grantor to United States of America as Grantee, recorded in volume 13 at page 9438, official records of Cibola County, New Mexico; thence due North to the North line of said South L Bar tract.

“St. Anthony Tracts”

Township 11 North, Range 5 West of the N.M.P.M.

Section 23: All that portion of Section 23 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 24: All that portion of Section 24 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 25: N½ Section 26: N½

Township 11 North, Range 4 West of the N.M.P.M.

Section 19: All that portion of Section 19 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 20: All that portion of Section 20 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 21: All that portion of Section 21 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 22: All that portion of Section 22 lying and being South of the South Line of the Original Boundary of the Cebolleta Land Grant.

Section 23: SW¼

Section 26: NW¼

Section 27: All

Section 28: All

Section 29: N½

Section 20: N½

Total acreage subject to this lease: 6,717.0, more or less

II	Unpatented Mining Claims

The following described unpatented lode mining and millsite claims situated in Cibola County, New Mexico:

	County Recording Claim Name	Book	Page	BLM Serial Number

None

III	Water Rights

Such rights as granted pursuant to Section 17 of the LA MERCED del PUEBLO DE CEBOLLETA lease dated April 6, 2007.

Exhibit B

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Operating Equipment

ALL EQUIPMENT OWNED EXCEPT WHERE INDICATED

Equipment Number	Make/Model MAJOR EQUIPMENT	Serial Number	Cat Lease

NONE

Light Vehicles

EQUIP. #	YEAR	MAKE	TYPE	MODEL	SERIAL #

NONE

Exhibit C

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

Material Agreements

No other Material Agreement other than disclosure in Exhibit A, Section I.(B).

Exhibit D

To

Mortgage, Security Agreement,

Assignment of Leases and Rents and

Fixture Filing

List of Title Reports and Opinions

Neutron Energy, Inc. Project, Fee Land Title Report, Portions of the Juan Tafoya Land Grant and Portions of the Cebolleta Land Grant, Cibola, McKinley and Sandoval Counties, New Mexico, prepared by Cortney E. Stewart at the request of Bensing Associates, Inc., March 15, 2010.

Fee Title Opinion dated October 10, 2006 by Rodey, Dickason, Sloan, Akin and Robb, P.A. re:  Fee land in McKinley and Sandoval Counties, New Mexico within the Town on Cebolleta Land Grant.

Mineral Fee Title Opinion dated April 27, 2007 by Rodey, Dickason, Sloan, Akin and Robb, P.A. re:  Fee land in Cibola County, New Mexico.